Opportunistic Credit Interval Fund

SOFIX

Supplement dated August 19, 2025 to the Prospectus and Statement of Additional
Information (“SAI”) dated January 28, 2025

Effective immediately, the following sections of the Prospectus and SAI of the Opportunistic Credit Interval Fund (the “Fund”) have been amended or restated as shown below.

The disclosure under the paragraph heading “Portfolio Managers” on page 32 of the Prospectus is replaced in its entirety with the following:

Edward Goldthorpe serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Goldthorpe is currently a Partner at BC Partners, having launched the BC Partners Credit platform in February 2017, Chief Executive Officer of the Adviser and also serves as the CEO and Chairman of Mount Logan Capital Inc. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

Henry Wang serves as a Portfolio Manager for the Fund, charged with the day-to-day management of the Fund. He has served the Fund as Portfolio Manager since the Fund commenced operations. Mr. Wang is currently a Partner at BC Partners and Co-President of the Adviser. Prior to joining BC Partners in 2017, Mr. Wang was a Partner at Stonerise Capital Partners from 2011 to 2017. Mr. Wang holds a MBA from the Kellogg School of Management at Northwestern University and a BS BA from Boston University.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed and ownership of Fund share

The disclosure under the paragraph heading “PORTFOLIO MANAGERS” on pages 37-38 of the SAI is revised as follows:

As described in the Prospectus, Messrs. Goldthorpe and Wang serve as the Portfolio Managers for the Fund and are responsible for the day-to-day management of the Fund.

As of September 30, 2024, the Portfolio Managers managed the following accounts in addition to the Fund:

Edward Goldthorpe

	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (billions)	Number of Accounts	Assets Under Management (billions)
Registered Investment Companies	5	$1.1 billion	5	$1.1 billion
Other Pooled Investment Vehicles	8	$4.9 billion	8	$4.9 billion
Other Accounts	3	$0.8 billion	1	<$0.1 billion

Henry Wang

	Other Accounts Managed		Other Accounts Managed Subject to a Performance Fee
Account Type	Number of Accounts	Assets Under Management (billions)	Number of Accounts	Assets Under Management (billions)
Registered Investment Companies	5	$1.1 billion	5	$1.1 billion
Other Pooled Investment Vehicles	8	$4.9 billion	8	$4.9 billion
Other Accounts	3	$0.8 billion	1	<$0.1 billion

This Supplement dated August 19, 2025, provides relevant information for all shareholders and should be retained for future reference. The Fund's Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (833) 404-4103.